Exhibit 10.22

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL TO THE REGISTRANT AND (II) WOULD BE COMPETITIVELY HARMFUL TO THE REGISTRANT IF PUBLICLY DISCLOSED. REDACTED PORTIONS OF THIS EXHIBIT ARE MARKED BY [***].

____________________________________________

Patent and Know How Assignment Agreement

____________________________________________

by and between

4SC Discovery GmbH

and

Panoptes Pharma Ges. m. b. H. in Gründung

2nd July 2013

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THIS Patent and Know How Transfer Agreement is entered into effect as of 2nd July 2013 ("Effective Date") BETWEEN:

(1)	4SC Discovery GmbH, Am Klopferspitz 19a, 82152 Planegg-Martinsried, Germany,

("ASSIGNOR");

and

(2)	Panoptes Pharma Ges. m. b. H. in Gründung, Dr. Obermayr, Dr. Sperl; Stauraczgasse 7/15, 1050 Vienna, Austria,

("ASSIGNEE").

RECITALS:

(A)	ASSIGNEE has been founded to develop and commercialize the compound PP-001 (formerly SC53842) for certain eye diseases.

(B)	ASSIGNOR is co-founder of ASSIGNEE and owner of the assets relating to PP-001.

(C)	ASSIGNOR is willing to assign to ASSIGNEE certain know-how and patent rights to enable ASSIGNEE to develop and commercialize PP-001.

(D)	NOW, THEREFORE, ASSIGNOR and ASSIGNEE hereby agree as follows:

1.	Definitions

For purposes of this Agreement, the following terms shall have the following meanings:

1.1	"Affiliate" shall mean and include in relation to each Party, any person, firm, corporation or other entity: (i) if at least fifty percent (50%) of the voting stock or other equity interest thereof is owned, directly or indirectly, by that Party; (ii) which owns, directly or indirectly, at least fifty percent (50%) of the voting stock or other equity interest of that Party; or (iii) if at least fifty percent (50%) of the voting stock or other equity interest thereof is owned, directly or indirectly, by a person, firm, corporation or other entity that owns, directly or indirectly, at least fifty percent (50%) of the voting stock or other equity interest of that Party provided, however, that [***], a financial investor in ASSIGNOR, and any affiliates of [***] shall not be considered Affiliates for purposes of this Agreement.

1.2	"Agreement" shall mean this Assignment Agreement and all Exhibits attached hereto, and the terms "herein", "hereunder", "hereto" and such similar expressions shall refer to this Agreement.

1.3	“Clinical Proof of Concept” shall mean the successful completion of a study of a Compound in human patients to determine initial efficacy and dose range finding

1.4	“Closing Date” of this Agreement shall mean the date when all of the following conditions have been met:

(i)	Foundation of ASIGNEE as evidenced by a notary public and

(ii)	signing of a shareholder agreement between the founding shareholders 4SC, Dr. Stefan Sperl, Dr. Franz Obermayr & Dr. Bernd Mühlenweg and

(iii)	nomination of Dr. Franz Obermayr and Dr. Stefan Sperl as managing directors of ASSIGNEE and

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(iv)	approval of this Agreement by the shareholders of ASSIGNEE and

(v)	obtaining a written statement by Austria Wirtschaftsservice Gesellschaft mbH that all conditions according to their letter dated March 07, 2013 have been fulfilled and that ASSIGNEE will be funded with [***] € and

(vi)	issuance of a letter by ASSIGNEE to ASSIGNOR that all of the conditions according to this Section 1.4 have been met including the Closing Date.

1.5	"Compound" shall mean PP-001 and/or any other substance and/or therapeutic product covered by the Transferred Patent Rights.

1.6	"Confidential Information" shall mean and include all know how including the Transferred Know How, data and information, not in the public domain, relating to Compound and the business, affairs, research and development activities, products, results of clinical trials, national and multinational regulatory proceedings and affairs, finances, plans, contractual relationships and operations of the Parties. Confidential Information shall also include the existence and terms of this Agreement.

1.7	"Effective Date" of this Agreement shall mean the date in the recitals.

1.8	“Licensee” shall mean a Third Party to which ASSIGNEE grants a license for further co-development or development or commercialization or co-marketing.

1.9	“Licensing” shall mean an agreement with a Third Party to which ASSIGNEE grants a license for further co-development or development or commercialization or co-marketing.

1.10	"Net Sales" shall be calculated in accordance with international financial reporting standards (IFRS) and shall mean with respect to any Compound, the gross invoiced sales of such Compound by ASSIGNEE or its Third Party Licensee(s) in the Territory, less the following amounts actually deducted or allowed:

(i)	[***];

(ii)	[***];

(iii)	[***];

(iv)	[***]; and

(v)	[***].

1.11	"Party" or "Parties" shall mean ASSIGNOR or ASSIGNEE, or ASSIGNOR and ASSIGNEE, whichever the context admits.

1.12	“PP-001” shall mean the chemical compound 3-(2,3,5,6-Tetrafluoro-3`-(trifluoromethoxy) biphenyl-4-ylcarbamoyl)thiophene-2-carboxylic acid which was formerly developed by ASSIGNOR under the name of SC53842.

1.13	“Royalty Term" shall mean, on a country-by-country and Compound-by-Compound basis, the period of time beginning upon the date of first commercial sale of a Compound in that country, and ending upon the later to occur of (i) the expiration of the last Valid Claim of a Transferred Patent Right covering such Compound in such country, or (ii) ten (10) years from the first commercial sale of the Compound in such country.

1.14	"Territory" shall mean the entire world.

1.15	"Third Party" shall mean any other party that is independent from ASSIGNOR and its Affiliates and ASSIGNEE and its Affiliates.

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1.16	"Transferred Know How" shall include all specifications, results and reports of clinical studies and all other documentation containing or embodying any data, including pre-clinical, clinical and CMC data relating to the application for regulatory approval for the Compound and its use for any therapeutic indications, and registration dossiers to the extent owned by ASSIGNOR as of the Closing Date. Transferred Know How shall further include all proprietary information, inventions, documents and materials (whether patentable or unpatentable), which relate to the Compound, their formulations and dosage forms. Without limiting the generality of the definition set forth in this Section 1.16, the Transferred Know How as of the Effective Date is described in more detail in Exhibit 1.16 hereto.

1.17	"Transferred Patent Rights" shall mean any and all rights, as of the Closing Date and in future, in (i) the patent applications listed in Exhibit 1.17 hereto, (ii) any and all patent applications which claim priority of the patent applications listed in Exhibit 1.17 hereto, (iii) any and all patents granted pursuant to the patent applications referred to in (i) and (ii) above, (iv) any and all reissues, substitutions, continuations, divisions, continuation-in-part applications, as well as patents granted on the aforementioned, based on and including any subject matter claimed in any of the aforementioned patent applications and/ or patents, and (v) any and all extensions of term of the patents referred to in (iii) and (iv) above (including but not limited to supplementary protection certificates). Hereunder, “patent” shall be inclusive of intellectual rights assets conferring similar rights as a patent, such as utility models.

1.18	"Valid Claim" shall mean any claim of an issued and unexpired Transferred Patent Right, which has not been held unenforceable or invalid by a court or other governmental agency of competent jurisdiction in a decision that is not appealed or cannot be appealed, and which has not been disclaimed or admitted to be invalid or unenforceable through reissue or otherwise; as well as any pending claim in a pending patent application within the Transferred Patent Rights.

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2.	Assignment and Transfer of the Transferred Patent Rights and the Transferred Know How

2.1	Effective as of the Closing Date and subject to the fulfillment of the Parties’ obligations set forth in Section 3.1 below, ASSIGNOR hereby assigns and transfers to ASSIGNEE, and ASSIGNEE hereby accepts the assignment and transfer of the whole property, right, title and interest in and to the Transferred Patent Rights and the Transferred Know How, such assignment and transfer becoming effective on the Closing Date. ASSIGNOR hereby acknowledges and agrees that ASSIGNEE is free to use all Transferred Patent Rights and Transferred Know How for any purpose whatsoever, to exploit such Patent Rights and Know How by any means whatsoever and to disclose such Know How to Third Parties without restrictions. Notwithstanding the foregoing assignment, in the event that the Closing is not consummated within [***] calendar days from the Effective Date, ASSIGNOR shall have the right, in its sole discretion, to terminate this Agreement including all obligations of ASSIGNOR and all rights of ASSIGNEE set forth in this Agreement.

2.2	The assignment and transfer also includes any current and future claims vis-à-vis Third Parties arising from the permitted or unpermitted use or exploitation or the violation of the Transferred Patent Rights, in particular including any license fees, milestone payments, damage claims, claims for injunction, claims for destruction, claims for information, and claims on account of unjust enrichment in case of violation of Transferred Patent Rights.

2.3	ASSIGNOR hereby undertakes to, and to ensure that its employees, assist and execute all such further documents, forms and authorisations as may be required to vest the whole property, right, title and interest in and to the Transferred Patent Rights in ASSIGNEE or any Third Party transferee designated by ASSIGNEE upon the Closing Date, including but not limited to registration of ASSIGNEE's or such Third Party's title as proprietor at the relevant patent offices anywhere in the world and to assist in the resolution of any question concerning ownership of the Transferred Patent Rights. ASSIGNOR will provide to ASSIGNEE such assistance as ASSIGNEE may reasonably require, including but not limited to executing all such further documents, forms and authorisations as may be required, to enable ASSIGNEE to prosecute and maintain the Transferred Patent Rights during the period when the assignment of the Transferred Patent Rights to ASSIGNEE or a Third Party pursuant to Section 2.1 is being registered at the relevant patent offices.

2.4	Within [***] days of the Closing Date, ASSIGNOR will deliver to ASSIGNEE all documents in its possession relating to the Transferred Patent Rights, including but not limited to copies of all correspondence to which ASSIGNOR is a party in relation to the prosecution and/ or maintenance of the Transferred Patent Rights. Upon the Closing Date, ASSIGNOR will instruct its patent agents and foreign correspondents as well as any other parties retained in connection with the prosecution and/ or maintenance of the Transferred Patent Rights that all records and correspondence, including such with the patent offices, ASSIGNOR or any patent agent and any foreign correspondent relating to the Transferred Patent Rights are, as from the Closing Date, to be held to the order of ASSIGNEE. ASSIGNEE will bear all costs and fees invoiced by the relevant patent offices associated with the assignment and transfer of the Transferred Patent Rights. ASSIGNEE further agrees to reimburse ASSIGNOR all reasonable expenses ASSIGNOR incurs with external patent agent and foreign correspondents relating to the Transferred Patent Rights up to a maximum amount of [***] € ([***] Euros).

2.5	If ASSIGNEE reasonably believes that the data in its possession is incomplete, it shall provide written notice thereof to ASSIGNOR, and ASSIGNOR shall furnish additional copies of the Transferred Know How to ASSIGNEE within [***] days after receipt of ASSIGNEE's written notice. ASSIGNOR shall use its best efforts to answer all questions regarding the Transferred Know How received from ASSIGNEE or any Third Party owner of the Transferred Know How. ASSIGNEE is the unrestricted owner of all Transferred Know How and is free to use and disclose such Transferred Know How in its sole discretion.

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2.6	Approximately [***] of PP-001 are held by ASSIGNOR upon the Effective Date. ASSIGNOR will transfer this amount of PP-001 to ASSIGNEE at [***] after the Closing Date.

3.	Payments

3.1	In consideration for the assignment and the transfer of Transferred Know How and the Transferred Patent Rights under this Agreement, ASSIGNEE agrees to pay to ASSIGNOR net as follows:

(i)	On any lump sum or other consideration received by ASSIGNEE which is derived from the Licensing of Transferred Patent Rights including, but not limited to, sublicense fees, development milestones, commercial milestones or other payments (for the avoidance of doubts excluding research funding or other type of reimbursement for research activities and royalties)

(y)	where such license has been executed before a Clinical Proof of Concept: [***]% and

(z)	where such license has been executed after a Clinical Proof of Concept: [***]%

whereas the total aggregated amount payable to ASSIGNOR by ASSIGNEE according to sections 3.1(i)(y) and 3.1(i)(z) shall not exceed [***] € ([***] Euro), and

(ii)	Independently from the license payments as set forth under 3.1, ASSIGNEE shall pay to ASSIGNOR a running royalty rate of [***]% ([***] percent) on Net Sales (including for the avoidance of doubt those of Licensee(s)) during the applicable Royalty Term.

In the event that in a country in the Territory, as documented by an independent Third Party market research firm, one or more generic products with respect to Compound are sold by any person or entity other than ASSIGNEE and/or its Licensee(s) and the sales of such generic product in such country during a calendar year are in the aggregate (on a unit equivalent basis) more than [***]percent ([***]%) of the entire combined market for such Compound and such generic product in such country during such calendar year, then the applicable royalty rate set forth in this section (ii) shall be reduced by [***] percent ([***]%) for that particular country; provided however that royalties already paid by ASSIGNEE shall not be reimbursed by ASSIGNOR.

Upon the expiration of the applicable Royalty Term, the assignment under Section 2.1 in the applicable country will become fully-paid for the applicable Compound. These financial terms are explicit and exclude any future cost sharing.

The Parties have evaluated the payments set out above before entering into this Agreement and have considered such payments to be at arm's length and in conformity with Austrian capital maintenance rules. The Parties will evaluate the amount of these payments from time to time and reduce the amount of any payments which, in future, turn out not to be at arm's length for whatever reason. The Parties agree that this Agreement and the payments from ASSIGNEE to ASSIGNOR hereunder shall at any time be interpreted in view to fulfil the arm's length principle and therefore, if required to be considered at arm's length, the amount of the payments shall be deemed to be reduced accordingly.

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3.2	ASSIGNEE will inform ASSIGNOR within [***] days after it has received any income that triggers a payment under section 3.1(i) and will pay the resulting amount to ASSIGNOR within [***] days after collection of such income.

3.3	Running royalties payable by ASSIGNEE under Section 3.1(ii) shall be payable on a [***]basis, within [***] days after the end of each [***], based upon the aggregate Net Sales during such [***]. Only one royalty payment shall be due on Net Sales even though the sale or use of the Compound may be covered by more than one Transferred Patent Rights or item of Transferred Know How in a country.

3.4	At the request of either Party, the Parties shall meet and confer in good faith with respect to which, if any, invoices shall be issued by ASSIGNOR to ASSIGNEE in connection with payments owed by the paying party to the payment receiving party under this Section 3.

3.5	Each royalty payment hereunder shall be accompanied by a statement in sufficient detail to allow for the calculation of royalties due hereunder, including by showing, to the extent possible, country-by country and broken out by month (v) invoiced sales and Net Sales, (w) the number of units of Compound sold in such country during such calendar quarter and the country(ies) in which such Compound was manufactured, (x) a detailed breakdown of any deductions from the invoiced sales to obtain Net Sales (y) the amount of royalties due on such Net Sales, and (z) for the entire applicable territory, the aggregated annual Net Sales to date.

3.6	All payments to be made by ASSIGNEE under this Section 3 are fully-earned, non-refundable, non-creditable and non-cancelable upon expiry or termination of this Agreement for any reason whatsoever. Nothing in this Section 3.6 shall be deemed to limit either Party's right to claim damages against the other Party in case of breach of this Agreement or for other causes of action or inaction.

3.7	Payment Terms.

(a)	All payments by ASSIGNEE to ASSIGNOR under this Section 3 shall be made in Euros to the following account, unless indicated otherwise after the Effective Date or in an applicable invoice – free of bank charges, transfer fees or similar charges:
Owner:                  [***]
Bank Institute:     [***]
BIC Code:             [***]
IBAN: [***]

(b)	All payments by one Party to the other shall be made in full, without any deductions (subject to section 3.7(e) below), and are exclusive of value added taxes, which shall, if applicable, be invoiced separately.

(c)	If any Net Sale are received in any currency other than Euro, for purposes of calculating the payment payable to ASSIGNOR, such Net Sales shall be converted into Euros at the conversion rate as quoted by the European Central Bank on the last business day of the calendar month in which such Net Sales were received by ASSIGNEE.

(d)	If ASSIGNEE fails to make a timely payment pursuant to the terms of this Agreement, ASSIGNOR shall provide written notice of such failure to ASSIGNEE and interest shall accrue on the past due amount starting on the date of such notice at the [***] rate, plus [***] percent per annum, computed for the actual number of days after the date of such notice that the payment was past due and calculated on a daily basis.

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(e)	For all payments to be made under this section 3, ASSIGNEE shall withhold taxes and other duties payable under applicable Laws and Regulations and shall forward such retained payments to the competent tax authorities, however, only if all of the following conditions are met:

(i)	the respective tax is an income tax and no use tax, franchise tax, sales tax or other tax; and

(ii)	ASSIGNOR is the debtor of such income taxes under applicable laws and regulations; and

(iii)	ASSIGNEE is required by laws and regulations to withhold the tax and to forward such tax to the competent tax authorities; and

(iv)	ASSIGNEE provides ASSIGNOR a tax certificate of withheld and paid taxes.

ASSIGNEE shall reasonably assist ASSIGNOR in obtaining relief or exemption from any tax on all of the amounts and royalties under any applicable tax treaty.

(f)	All other taxes and duties payable hereunder shall be paid by ASSIGNEE.

3.8	Book Keeping and Auditing. Until the expiration of ASSIGNEE’s obligations to make payments under this Agreement and for a term of [***] years thereafter, ASSIGNEE shall maintain complete and accurate books and records of account, in accordance with generally accepted account principles, of all transactions and other business activities under this Agreement, sufficient to confirm the accuracy of all reports and payments furnished by ASSIGNEE to ASSIGNOR under this Section 3. Upon ASSIGNOR’s reasonable written notice to ASSIGNEE, during normal business hours and not more than once every calendar year, a certified public accountant designated by ASSIGNOR and reasonably acceptable to ASSIGNEE shall have the right to audit such books and records of account of ASSIGNEE (provided always that such certified public accountant enters into an appropriate confidentiality agreement with ASSIGNEE), in order to confirm the accuracy and completeness of all such reports and all such payments; provided that, the ASSIGNOR may only audit transactions that occurred within the [***] years immediately prior to the date of the audit. Such certified public accountant may disclose to ASSIGNOR only whether such reports and payments are correct or incorrect and the specific details concerning any discrepancies. No other information shall be provided to ASSIGNOR. ASSIGNOR shall bear all costs and expenses incurred in connection with any such audit; provided, however, that if any such audit reveals a variance of [***]percent ([***]%) or more between the amount of payments actually due and the amount of payments made to ASSIGNOR in any calendar quarter, then, in addition to paying the full amount of such underpayment, plus accrued interest, ASSIGNEE shall reimburse ASSIGNOR’s reasonable out-of-pocket costs and expenses incurred in conducting such audit.

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4.	Prosecution, Maintenance and Defense of the Transferred Patent Rights

4.1	As of the Closing Date, ASSIGNEE shall take over all costs of and be solely responsible for prosecuting and maintaining the Transferred Patent Rights. ASSIGNOR hereby acknowledges that ASSIGNEE will be the owner of the Transferred Patent Rights and ASSIGNOR shall retain no rights, title or interest whatsoever in or to any of the Transferred Patent Rights. For the avoidance of doubt, ASSIGNEE is entitled to abandon any or all Transferred Patent Right in its sole discretion. Without limiting the generality of this Section 4.1, ASSIGNOR shall not utilize any of the Transferred Patent Rights for any purpose whatsoever, shall not register or attempt to register, any of the Transferred Patent Rights, or otherwise assert any ownership rights with respect to any of the Transferred Patent Rights.

4.2	The Parties explicitly agree that ASSIGNEE does not assume any obligation under the German Act on Employee Inventions (Gesetz über Arbeitnehmererfindungen) regarding the Transferred Patent Rights. ASSIGNOR shall indemnify ASSIGNEE against any claim brought by a Third Party under such Act, including but not limited to claims for employee compensation.

5.	Confidential Information

5.1	All Confidential Information disclosed, revealed or otherwise made available by one Party ("Disclosing Party") to the other Party ("Receiving Party") under, or as a result of, this Agreement is furnished to the Receiving Party solely to permit the Receiving Party to exercise its rights, and perform its obligations, under this Agreement. The Receiving Party shall not use any of the Disclosing Party's Confidential Information for any other purpose, and shall not disclose, reveal or otherwise make any of the Disclosing Party's Confidential Information available to any other person, firm, corporation or other entity, without the prior written authorization of the Disclosing Party. For the avoidance of doubt, this provision shall not restrict ASSIGNEE'S right to use, exploit and disclose the Transferred Know How as stipulated in above section 2.1.

5.2	In furtherance of the Receiving Party's obligations under Section 5.1 hereof, the Receiving Party shall take all appropriate steps, and shall implement all appropriate safeguards, to prevent the unauthorized use or disclosure of any of the Disclosing Party's Confidential Information. Without limiting the generality of this Section 5.2, the Receiving Party shall disclose any of the Disclosing Party's Confidential Information only to those of its officers, employees, directors, consultants, Licensees, (sub)licensees, other representatives and financial investors that have a need to know the Disclosing Party's Confidential Information, in order for the Receiving Party to exercise its rights and perform its obligations under this Agreement, and only if such officers, employees, directors, consultants, Licensees, (sub)licensees, other representatives and financial investors have executed appropriate non-disclosure agreements containing substantially similar terms regarding confidentiality as those set out in this Agreement or are otherwise bound by obligations of confidentiality effectively prohibiting the unauthorized use or disclosure of the Disclosing Party's Confidential Information. The Receiving Party shall furnish the Disclosing Party with immediate written notice of any unauthorized use or disclosure of any of the Disclosing Party's Confidential Information by any officers, employees, directors, consultants, Licensees, (sub)licensees, other representatives and financial investors of the Receiving Party, and shall take all actions that the Disclosing Party reasonably requests in order to prevent any further unauthorized use or disclosure of the Disclosing Party's Confidential Information.

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5.3	The Receiving Party's obligations under Sections 5.1 and 5.2 hereof shall not apply to the extent that any of the Disclosing Party's Confidential Information:

(a)	passes into the public domain, or becomes generally available to the public through no fault of the Receiving Party;

(b)	was known to the Receiving Party prior to disclosure hereunder by the Disclosing Party;

(c)	is disclosed, revealed or otherwise made available to the Receiving Party by a Third Party that is under no obligation of non-disclosure and/or non-use to the Disclosing Party; or

(d)	is required to be disclosed under applicable law; provided, however, that the Receiving Party shall furnish the Disclosing Party's with as much prior written notice of such disclosure requirement as reasonably practicable, so as to permit the Disclosing Party, in its sole discretion, to take appropriate action, including seeking a protective order, in order to prevent the Disclosing Party's Confidential Information from passing into the public domain or becoming generally available to the public.

5.4	The obligation of confidentiality with respect to any Confidential Information other than Transferred Know How shall remain in effect for a term of [***] years after the Effective Date, provided that ASSIGNEE is entitled to limit such term to a minimum term of [***] years if ASSIGNEE is unable to agree on a [***] years term with a potential licensee of the Transferred Patent Rights and the Transferred Know How. ASSIGNOR's obligation of confidentiality with respect to Transferred Know How is not limited in time and is subject only to Section 5.3 above.

6.	Contracts existing before the effective date

6.1	Exhibit 6.1 contains a list of contracts that were signed by ASSIGNOR and which relate to the Compounds. It is explicitly understood by the Parties that Exhibit 6.1 does not include contracts with service providers that were contracted by ASSIGNOR to perform services in relation to the Compounds. ASSIGNOR will – to the extend legally possible – assign ASSIGNEE with the active contracts, i.e. the agreements with

(i)      [***], and

(ii)     [***] and

(iii)    [***].

In case an assignment is not possible for whatever, then ASSIGNOR will terminate these contracts and reasonably support ASSIGNEE in arranging the discussions to enter into new contractual relationships with these parties.

6.2	ASSIGNOR agrees to provide ASSIGNEE copies of the contracts listed in Section 6.1.

6.3	ASSIGNOR agrees not to actively terminate the collaboration with NIAID that is disclosed in Exhibit 6.1. In case ASSIGNOR receives further data from NIAID then ASSIGNOR will make available such data to ASSIGNEE without undue delay and such data will be considered as Transferred Know How.

6.4	After the Effective Date ASSIGNOR will not enter into new contracts with Third Parties which relate to the Compounds.

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7.	Warranties and Liabilities

7.1	ASSIGNOR warrants and represents to ASSIGNEE that in all cases as of the Effective Date:

(a)	it owns the entire right, title and interest in the Transferred Patent Rights and the Transferred Know How, and has the full power, right and authority to enter into this Agreement, to assign the Transferred Patent Rights and the Transferred Know How to ASSIGNEE pursuant to Section 2.1;

(b)	to the best of its knowledge the Transferred Patent Rights and the Transferred Know How are free of any encumbrances;

(c)	to the best of its knowledge it has not granted licenses or similar rights for co-development or development or commercialization or co-marketing or other exploitation to Third Parties;

(d)	subject only to Exhibit 7.1 hereto, it has no knowledge from which it can be inferred that the Transferred Patent Rights are invalid or that the use of the Transferred Patent Rights and the Transferred Know How would infringe any patent rights or other intellectual property rights of Third Parties or that the Transferred Patent Rights and the Transferred Know How do not infringe any patent rights of ASSIGNOR or its Affiliates; and

(e)	all fees payable in respect of the Transferred Patent Rights, including but not limited to the application and renewal fees, have been duly paid in time and ASSIGNOR has done everything necessary to prosecute such patent applications, and subject only to Exhibit 7.1 hereto so far as ASSIGNOR is aware, there are no facts which could undermine or reduce the scope of protection of any patents arising from such patent applications.

7.2	Any new knowledge of ASSIGNOR between the Effective Date and the Closing Date relating to the warranties and representations by ASSIGNOR in accordance to Section 7.1 shall be disclosed to ASSIGNEE without undue delay. In the event that this new knowledge materially adversely affects the warranties and representations by ASSIGNOR in accordance to Section 7.1 ASSIGNEE shall have the right, in its sole discretion, to terminate this Agreement including all obligations of ASSIGNOR and all rights of ASSIGNEE set forth in this Agreement.

7.3	ASSIGNOR makes no representation or warranty and specifically disclaims any guarantee that the development of Contract Products will be successful, in whole or in part, or that the Transferred Patent Rights and the Transferred Know How will be suitable for commercialization. Other than as set out in Section 7.1, ASSIGNOR expressly disclaims any warranties or conditions, express, implied, statutory or otherwise with respect to the Transferred Patent Rights and the Transferred Know How, including without limitation, any warranty or merchantability of fitness for a particular purpose.

7.4	ASSIGNEE warrants and represents to ASSIGNOR that in all cases as of the Closing Date:

(a)	it is a corporation or entity duly organized and validly existing under the laws of the state or other jurisdiction of its incorporation or formation;

(b)	the execution, delivery and performance of this Agreement does not conflict with any other agreement by which it is bound, and has been duly authorized by all requisite corporate or shareholder action and approval and does not require any third party consent or authorization in connections with the execution and consummation of this Agreement;

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(c)	it has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and

(d)	its activities under this Agreement do not violate in a material way or with material consequences any applicable laws and shall continue to do so throughout the term of this Agreement.

8.	Miscellaneous

8.1	All notices, reports and other communications between the Parties under this Agreement shall be sent by registered air mail, postage prepaid and return receipt requested, by international air courier, or by facsimile, with a confirmation copy sent by registered air mail or international air courier, addressed as follows:

To: ASSIGNOR	4SC Discovery GmbH
Attention: Managing Director
Am Klopferspitz 19a
82152 Martinsried
Germany

To: ASSIGNEE	Panoptes Pharma Ges. m. b. H.
Attention: Dr. Obermayr, Dr. Sperl
Stauraczgasse 7/15,
1050 Vienna
Austria

8.2	This Agreement shall be governed by, and interpreted in accordance with the laws of Germany. The validity of the intellectual property rights shall be subject to an evaluation under the law of the country in which the intellectual property rights were applied for or have been issued.

8.3	Any dispute relating to the validity, performance, construction or interpretation of this Agreement which cannot be resolved amicably between the Parties shall be submitted to binding arbitration, to be held in Munich, Germany, in accordance Arbitration Rules of the Deutsche Institution fur Schiedsgerichtsbarkeit e.V. The decision of the arbitrators in any arbitration proceeding between the Parties under this Section 8.3 shall be: (i) in writing, stating the reasons therefor; (ii) based solely on the terms and conditions of this Agreement, as interpreted in accordance with the laws of the Federal Republic of Germany; (iii) final and binding upon the Parties; and (iv) enforceable in any court of competent jurisdiction. The Parties agree that this Agreement shall be construed and interpreted in its English version only. Any translation of this Agreement into another language shall be for convenience only and shall not be used to construe and interpret this Agreement.

8.4	If any provision of this Agreement is determined by any court or administrative tribunal of competent jurisdiction to be invalid or unenforceable under applicable law, the Parties shall negotiate in good faith a replacement provision that is commercially equivalent, to the maximum extent permitted by applicable law, to such invalid or unenforceable provision. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of the other provisions of this Agreement.

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8.5	This Agreement, together with all Exhibits attached hereto, constitutes the entire agreement between the Parties, and supersedes all prior agreements, understandings and communications between the Parties, with respect to the subject matter hereof. No modification or amendment of this Agreement shall be binding upon the Parties unless in writing and executed by the duly authorized representative of each of the Parties. This provision shall also apply to any change of this Section 8.5.

8.6	The failure by either Party to assert any of its rights hereunder shall not be deemed to constitute a waiver by that Party of its right thereafter to enforce each and every provision of this Agreement in accordance with its terms.

Exhibits:

Exhibit 1.16 Transferred Know How

Exhibit 1.17 List of Transferred Patent Rights

Exhibit 6.1 List of contracts with Third Parties

Exhibit 7.1 List of objections and third party rights to the Transferred Patent Rights

***** signature page follows *****

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4SC Discovery GmbH	Panoptes Pharma Ges. m. b. H. in Gründung

/s/ Dr. Stefan Strobl	/s/ Dr. Franz Obermayr
By: Dr. Stefan Strobl	By: Dr. Franz Obermayr
Title: Managing Director	Title: CEO

/s/ Dr. Daniel Vitt	/s/ Dr. Stefan Sperl
By: Dr. Daniel Vitt	By: Dr. Stefan Sperl
Title: Managing Director	Title: COO

4SC – Panoptes Assignment Agreement	Page 14 of 19

Exhibit 1.16 Transferred Know How

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4SC – Panoptes Assignment Agreement	Page 15 of 19

Exhibit 1.17 List of Transferred Patent Rights

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Country	Application No.	Patent No.	4SC Ref	Boehmert Ref
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4SC – Panoptes Assignment Agreement	Page 16 of 19

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Country	Application No.	Patent No.	4SC Ref	Boehmert Ref
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4SC – Panoptes Assignment Agreement	Page 17 of 19

Exhibit 6.1 List of contracts with Third Parties

Partner	Research topic	Active	Comment
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4SC – Panoptes Assignment Agreement	Page 18 of 19

Exhibit 7.1 List of objections and third party rights to the Transferred Patent Rights

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4SC – Panoptes Assignment Agreement	Page 19 of 19